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                                                                   EXHIBIT 23(b)

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Mohawk Industries, Inc.:

We consent to the use of our reports included herein and incorporated herein by reference and to the use of our firm under the heading "Experts" in the prospectus.


                                             /s/ KPMG PEAT MARWICK LLP


Atlanta, Georgia
November 12, 1998